UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 2, 2015

Belden Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-12561	36-3601505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 North Brentwood Boulevard, 15th Floor

St. Louis, Missouri 63105

(Address of Principal Executive Offices, including Zip Code)

(314) 854-8000

(Registrant’s telephone number, including area code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 9.01         Financial Statements and Exhibits.

SIGNATURES

EXHIBIT INDEX

Exhibit 23.1	Consent of KPMG LLP

Exhibit 99.1	Consolidated financial statements of VIA Holdings I, Inc. for the year ended December 31, 2013

Exhibit 99.2	Unaudited condensed consolidated interim financial statements of VIA Holdings I, Inc. for the nine-month periods ended September 30, 2014 and 2013

Exhibit 99.3	Unaudited pro forma combined condensed financial information of Belden Inc. and VIA Holdings I, Inc. as of and for the nine months ended September 28, 2014 and for the year ended December 31, 2013

This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K of Belden Inc. (the Company) filed with the Securities and Exchange Commission on January 7, 2015 (the Initial Form 8-K) to include financial statements permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date on which the Initial Form 8-K was required to be filed. As previously reported in the Initial Form 8-K, on January 2, 2015, the Company acquired VIA Holdings I, Inc., a Delaware corporation.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

(i)	Consolidated balance sheet of VIA Holdings I, Inc. as of December 31, 2013, and the consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2013, and the notes thereto.

(ii)	Condensed consolidated interim balance sheets of VIA Holdings I, Inc. as of September 30, 2014 and December 31, 2013, the condensed consolidated interim statements of operations and cash flows for the nine-month periods ended September 30, 2014 and 2013, and the notes thereto.

(b)	Pro Forma Financial Information

An unaudited pro forma combined condensed balance sheet for the Company and VIA Holdings I, Inc. as of September 28, 2014, unaudited pro forma combined condensed statements of operations for the nine-month period ended September 28, 2014 and for the year ended December 31, 2013, and the notes thereto.

(d)	Exhibits

Exhibit 23.1 Consent of KPMG LLP

Exhibit 99.1 Consolidated financial statements of VIA Holdings I, Inc. for the year ended December 31, 2013

Exhibit 99.2 Unaudited condensed consolidated interim financial statements of VIA Holdings I, Inc. for the nine-month periods ended September 30, 2014 and 2013

Exhibit 99.3 Unaudited pro forma combined condensed financial information of Belden Inc. and VIA Holdings I, Inc. as of and for the nine months ended September 28, 2014 and for the year ended December 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELDEN INC.

Date: March 18, 2015	By:	/s/ Douglas R. Zink
Douglas R. Zink
Vice President and Chief Accounting Officer

3